UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

NeoPhotonics Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35601	94-3253730
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NeoPhotonics Corporation

3081 Zanker Road

San Jose, California 95134

(Address of principal executive offices and Zip Code)

(Registrant’s Telephone Number, Including Area Code): (408) 232-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0025 per share	NPTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 1, 2022, NeoPhotonics Corporation. (“NeoPhotonics” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of November 3, 2021 (the “Merger Agreement”), by and among Lumentum Holdings Inc., a Delaware corporation (“Lumentum”), the Company, and Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Lumentum (“Merger Sub”), pursuant to which Merger Sub will merge with and into NeoPhotonics (the “Merger”), with NeoPhotonics surviving the Merger as a wholly owned subsidiary of Lumentum.

As of the close of business on December 22, 2021, the record date for the Special Meeting, there were 53,105,895 shares of common stock, $0.0025 par value per share, outstanding and entitled to vote, each of which was entitled to one vote on each proposal considered and voted on at the Special Meeting. Present at the Special Meeting in person or by proxy were holders of 40,693,698 shares of common stock, representing approximately 76.6% of NeoPhotonics’ common stock that are issued and outstanding as of the close of business on the record date, present virtually or represented by proxy, which constituted a quorum to conduct business at the Special Meeting.

The following are the voting results of the proposals considered and voted upon at the Special Meeting, each of which is described in detail in the definitive proxy statement filed by NeoPhotonics with the U.S. Securities and Exchange Commission (the “SEC”) on December 23, 2021 (as supplemented by NeoPhotonics in its Form 8-K, filed with the SEC on January 24, 2022).

Each of the proposals was approved by the requisite vote of NeoPhotonics stockholders.

Proposal 1 - To adopt the Merger Agreement (the “Merger Proposal”).

NeoPhotonics’ stockholders approved the Merger Proposal, and the vote was as follows:

For	Against	Abstain
40,501,061	173,249	19,388

Proposal 2 - To approve, on an advisory (non-binding) basis, the executive officer compensation that may be paid or become payable to the NeoPhotonics’ named executive officers in connection that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

NeoPhotonics’ stockholders approved the Compensation Proposal, and the vote was as follows:

For	Against	Abstain
38,854,153	566,347	1,273,198

Proposal 3 – To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Because NeoPhotonics’ stockholders approved the Merger Proposal, adjournment of the Special Meeting was not necessary.

Item 8.01.	Other Events.

The information set forth in Item 5.07 is incorporated by reference herein. On February 1, 2022, NeoPhotonics issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on NeoPhotonics’ and Lumentum’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	Description

99.1	Press Release of NeoPhotonics Corporation, dated February 1, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHOTONICS CORPORATION

Date: February 1, 2022	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)